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As filed with the Securities and Exchange Commission on September 24, 2003

Securities Act Registration No. 333-98429
Investment Company Registration No. 811-21184

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933
Pre-Effective Amendment No. 3
Post-Effective Amendment No.
and/or
Registration Statement Under
The Investment Company Act of 1940
Amendment No. 3

BlackRock Florida Municipal 2020 Term Trust
(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809
(Address of Principal Executive Offices)

(888) 825-2257
(Registrant's Telephone Number, Including Area Code)

Robert S. Kapito, President
BlackRock Florida Municipal 2020 Term Trust
40 East 52nd Street
New York, New York 10022
(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 200 Park Avenue New York, New York 10166-0153

        Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering price	Amount of Registration Fee

Common Shares, $0.001 par value	3,950,000 shares	$15.00	$59,250,000(1)	$4,793.33(2)

(1)
Estimated solely for the purpose of calculating the registration fee.

(2)
$        Previously paid.

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST

CROSS REFERENCE SHEET

        Part A—Prospectus

Items in Part A of Form N-2		Location in Prospectus
Item 1.	Outside Front Cover	Cover page
Item 2.	Inside Front and Outside Back Cover Page	Cover page
Item 3.	Fee Table and Synopsis	Prospectus summary; Summary of Trust expenses
Item 4.	Financial Highlights	Not Applicable
Item 5.	Plan of Distribution	Cover Page; Prospectus summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of proceeds; The Trust's investments
Item 8.	General Description of the Registrant	The Trust; The Trust's investments; Risks; Description of shares; Certain provisions in the Agreement and Declaration of Trust; Closed-end fund structure; Preferred Shares and leverage
Item 9.	Management	Management of the Trust; Shareholder servicing agent, custodian and transfer agent; Summary of Trust expenses
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Description of shares; Distributions; Dividend reinvestment plan; Certain provisions in the Agreement and Declaration of Trust; Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal opinions
Item 13.	Table of Contents of the Statement of Additional Information	Table of contents for the Statement of Additional Information
Part B—Statement of Additional Information
Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objectives and Policies; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions and Brokerage
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Not Applicable
Item 20.	Investment Advisory and Other Services	Management of the Trust; Experts
Item 21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 22.	Tax Status	Tax Matters; Distributions
Item 23.	Financial Statements	Financial Statements; Report of Independent Auditors
Part C—Other Information
Items 24-33 have been answered in Part C of this Registration Statement

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS Subject to Completion September 24, 2003

Shares BlackRock Florida Municipal 2020 Term Trust Common Shares

Investment Objectives.    BlackRock Florida Municipal 2020 Term Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history. The Trust's investment objectives are:

–>
to provide current income that is exempt from regular Federal income tax and Florida intangible personal property tax; and

–>
to return $15.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2020.

Portfolio Contents.    The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets (as defined herein) in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor or sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average effective maturity of approximately 17 years under current market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten as the remaining term of the Trust shortens. The Trust cannot ensure that it will achieve its investment objectives.

Term Trust.    The Trust seeks to return $15.00 per common share to common shareholders on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. No assurance can be given that the Trust will achieve its investment objectives.

No Prior History.    The Trust's shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BFO."

Preferred Shares.    Within approximately one to three months after completion of this offering of common shares, the Trust intends to offer preferred shares representing approximately 38% of the Trust's capital immediately after the issuance of such preferred shares. There can be no assurance, however, that preferred shares representing such percentage of the Trust's capital will actually be issued. The use of preferred shares to leverage the common shares can create risks.

Before buying any common shares you should read the discussion of the material risks of investing in the Trust in "Risks" beginning on page 16. Certain of these risks are summarized in "Prospectus summary-Special Risk Considerations" beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public	Sales Load	Proceeds to Trust

Per Share	$15.000	$0.675	$14.325

Total(1)	$	$	$

(1)
Aggregate offering expenses are expected to be $385,693. BlackRock has agreed to reimburse offering expenses in excess of $0.03 per common share.

The underwriters expect to deliver the common shares to purchasers on or about                           , 2003.

UBS Investment Bank	Merrill Lynch & Co.
A.G. Edwards & Sons, Inc. Oppenheimer & Co. A division of Fahnestock & Co. Inc.	Wachovia Securities Quick & Reilly, Inc.

(continued from previous page)

You should read this Prospectus, which contains important information about the Trust, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated             , 2003, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 39 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase at the initial offering price per common share minus a commission as set forth in "Underwriting," up to             additional common shares from the Trust under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

Until             , 2003 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary	1
Summary of Trust expenses	7
The Trust	8
Use of proceeds	8
The Trust's investments	8
Preferred Shares and leverage	14
Risks	16
How the Trust manages risk	21
Management of the Trust	22
Net asset value	26
Distributions	26
Dividend reinvestment plan	27
Description of shares	28
Certain provisions in the Agreement and Declaration of Trust	31
Closed-end fund structure	32
Repurchase of common shares	33
Tax matters	33
Underwriting	36
Shareholder servicing agent, custodian and transfer agent	37
Legal opinions	38
Table of contents for the Statement of Additional Information	39
Privacy principles of the Trust	39

ii

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information.

THE TRUST

BlackRock Florida Municipal 2020 Term Trust is a non-diversified, closed-end management investment company with no operating history. The Trust will distribute substantially all of its net assets on or about December 31, 2020, when the Trust will terminate. Throughout the Prospectus, we refer to BlackRock Florida Municipal 2020 Term Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

THE OFFERING

The Trust is offering                  common shares of beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated. The common shares of beneficial interest are called "common shares" in the rest of this Prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Trust has given the Underwriters an option to purchase up to             additional common shares to cover orders in excess of                   common shares. BlackRock Advisors, Inc. has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per common share. See "Underwriting."

INVESTMENT OBJECTIVES

The Trust's investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2020. No assurance can be given that the Trust will achieve its investment objectives.

INVESTMENT POLICIES

The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. The Trust will invest in municipal bonds that, in the opinion of BlackRock Advisors, Inc. ("BlackRock Advisors" or the "Advisor") and BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor"), are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Advisor's or Sub-Advisor's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the Advisor's or Sub-Advisor's opinion, are worth more than the value assigned to them in the marketplace. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. The Trust may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average effective maturity of approximately 17 years under current market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten in relation to the remaining term of the Trust. See "The Trust's investments."

The Trust seeks to return $15.00 per common share to holders of common shares on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations which will have an average final maturity on or about such date and by retaining each year a portion of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. There is no assurance that the Trust will be able to achieve its investment objective of returning $15.00 per common share to holders of common shares on or about December 31, 2020. For a discussion of risk factors that may affect the Trust in achieving its objectives, see "Prospectus summary—Special Risk Considerations" below.

SPECIAL TAX CONSIDERATIONS

While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Trust may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Trust. See "Tax matters."

PROPOSED OFFERING OF PREFERRED SHARES

Approximately one to three months after completion of this offering of the common shares (subject to market conditions), the Trust intends to offer preferred shares of beneficial interest ("Preferred Shares") that will represent approximately 38% of the Trust's capital immediately after their issuance. For purposes of this Prospectus, the Trust's capital means the total assets of the Trust less all liabilities and indebtedness not representing Preferred Shares or other senior securities. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. See "Risks—Leverage Risk." The money the Trust obtains by selling the Preferred Shares will be invested in long-term municipal bonds that will generally pay fixed rates of interest over the life of the bonds.

The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. If the rate of return, after the payment of applicable expenses of the Trust, on the long-term bonds purchased by the Trust is greater than the dividends paid by the Trust on the Preferred Shares, the Trust will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield on the common shares. Once Preferred Shares are issued, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Preferred Shares and leverage" and "Description of shares—Preferred Shares."

INVESTMENT ADVISOR

BlackRock Advisors will be the Trust's investment advisor and BlackRock Advisors' affiliate, BlackRock Financial Management, will provide certain day-to-day investment management services to the Trust. Throughout the Prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock." BlackRock Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 0.50% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities

(other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability. See "Management of the Trust."

DISTRIBUTIONS

The Trust intends to distribute monthly all or a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Trust's common shares approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares by purchasing common shares in the open market through the Trust's Dividend Reinvestment Plan. See "Dividend reinvestment plan."

The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income but continue to maintain its status as a regulated investment company for Federal income tax purposes. Such retained income may constitute a portion of the liquidating distribution returned to investors on or about December 31, 2020.

If the Trust realizes a capital gain or other taxable income, it will be required to allocate such income between the common shares and the Preferred Shares in proportion to the total dividends paid to each class for the year in which or with respect to which the income is paid. See "Distributions" and "Preferred Shares and leverage."

LISTING

The common shares are expected to be listed on the New York Stock Exchange under the symbol "BFO." See "Description of shares—Common Shares."

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

UBS Securities LLC will serve as a shareholder servicing agent for the Trust. State Street Bank and Trust Company will serve as the Trust's Custodian, and EquiServe Trust Company, N.A. will serve as the Trust's Transfer Agent. See "Shareholder servicing agent, custodian and transfer agent."

MARKET PRICE OF SHARES

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in investment grade municipal bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Preferred Shares and leverage," "Risks," "Description of shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS

No Operating History

The Trust is a closed-end management investment company with no operating history.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

Interest Rate Risk

Generally, when market interest rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Trust will initially invest primarily in long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

Credit Risk

Credit risk is the risk that one or more municipal bonds in the Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets municipal bonds rated Baa/BBB or higher or that are unrated but judged to be of comparable quality by BlackRock. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal bonds that are rated Ba/BB and below or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Call and Redemption Risk

A municipal bond issuer may call the bond for redemption before it matures. If this happens to a municipal bond that the Trust holds, the Trust may lose income and may have to invest the proceeds in municipal bonds with lower yields.

Concentration in Florida Issuers

The Trust's policy of investing primarily in municipal obligations of issuers located in Florida makes the Trust more susceptible to adverse economic, political or regulatory occurrences affecting those issuers. Many factors, including social, environmental and economic policies and conditions may affect the financial condition of Florida and its political subdivisions. State government operations are highly dependent upon the sales and use tax, which account for the majority of state general fund revenues. The Florida state Constitution prohibits the imposition of individual income taxes. The structure of personal income in Florida is different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Florida's economic growth is highly dependent upon other factors such as changes in population growth, tourism and interest rates. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the finances of Florida and its political subdivisions. For a discussion of economic and other conditions in Florida, see "The Trust's investments—Municipal Bonds—Economic and Other Considerations in Florida."

Economic Sector Risk

The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same economic sector, such as hospitals or life care facilities and transportation related issuers. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular economic sector.

Leverage Risk

The use of leverage through the issuance of Preferred Shares creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust's leveraging strategy may not be successful. We anticipate that Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates that would be periodically reset. The Trust intends to invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Trust's municipal bond portfolio provides a higher rate of return, net of Trust expenses, than the Preferred Share dividend rate, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long- and/or short-term rates rise, the Preferred Share dividend rate could exceed the rate of return on long-term bonds held by the Trust that were acquired during periods of generally lower interest rates, reducing return to the holders of common shares. Leverage creates two major types of risks for the holders of common shares:

–>
the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, are borne entirely by the holders of common shares; and

–>
the possibility either that common share net investment income will fall if the Preferred Share dividend rate rises or that common share net investment income will fluctuate because the Preferred Share dividend rate varies.

Municipal Bond Market Risk

The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Non-Diversification

The Trust has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

High Yield Risk

The Trust may invest a portion of its assets in high-risk, high yield securities of lower grade quality, which are commonly referred to as "junk bonds." Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

Anti-Takeover Provisions

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

Summary of Trust expenses

The following table assumes the issuance of Preferred Shares in an amount equal to 38% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses borne by the Trust (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None (2)
	Percentage of Net Assets Attributable to Common Shares (assuming the issuances of Preferred Shares)

Annual Expenses
Management Fees	0.81%
Other Expenses	0.40	%(3)

Total Annual Expenses	1.21	%(4)
(1)
The Trust will pay organizational expenses and offering costs of the Trust (other than the sales load) up to an aggregate of $0.03 per share of the Trust's common shares. This amount may include a reimbursement of BlackRock's expenses incurred in connection with the offering of the Trust. BlackRock has agreed to pay such organizational expenses and offering costs of the Trust to the extent they exceed $0.03 per share of the Trust's common shares.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Administrator (as defined below) to sell your common shares held in a dividend reinvestment account.

(3)
If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately 1.25% of the total dollar amount of the Preferred Shares offering (including the sales load paid to the underwriters for the Preferred Shares offering), will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in the amount equal to 38% of the Trust's Managed Assets, those offering costs are estimated to be approximately $730,000 or $0.11 per common share.

(4)
The table presented below estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares. This table assumes the Trust is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Trust's expected issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no Preferred Shares are issued or outstanding)

Annual Expenses
Management Fees	0.50%
Other Expenses	0.25%

Total Annual Expenses	0.75%

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues common shares. If the Trust issues 6,666,666 common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend reinvestment plan."

The following example illustrates the expenses (including the sales load of $45 and the estimated Preferred Share offering cost of $7.00, assuming Preferred Shares are issued representing 38% of the Trust's Managed Assets) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.21% of net assets attributable to common shares in years 1 through 10, and (2) a 5% annual return (1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$64	$88	$115	$191
(1)
The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Trust

The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust was organized as a Delaware statutory trust on August 20, 2002, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. The Trust has no operating history. The Trust is designed to provide tax benefits to investors who are residents of the State of Florida for tax purposes. The Trust will distribute substantially all of its net assets on or about December 31, 2020 when the Trust will terminate. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

Use of proceeds

The net proceeds of the offering of common shares will be approximately $                     ($             if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal bonds that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

The Trust's investments

INVESTMENT OBJECTIVES AND POLICIES

The Trust's investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property tax and to return $15.00 per common share to holders of common shares on or about December 31, 2020.

The Trust will initially invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. Under normal market conditions, the Trust expects to be fully invested in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated Baa or BBB (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in Florida. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its Managed Assets in municipal bonds exempt from Florida intangible personal property tax, the Trust may invest in securities that pay interest that is not exempt from Florida intangible personal property tax when, in the judgment of BlackRock, the return to the shareholders after payment of applicable Florida intangible personal property tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Florida intangible personal property tax. See "—Other Investment Companies," "—Tax-Exempt Preferred Securities" and "—Initial Portfolio Composition."

The Trust seeks to return $15.00 per common share to holders of common shares on or about December 31, 2020 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations, which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust's ability to return to investors $15.00 per common share outstanding upon the Trust's termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $15.00 for each common share outstanding at the end of the Trust's term. In addition, the leverage caused by the Trust's issuance of Preferred Shares may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, BlackRock believes that it will be able to manage the Trust's assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither BlackRock nor the Trust can guarantee these results, their achievement should enable the Trust, on or about December 31, 2020, to have available for distribution to holders of its common shares $15.00 for each common share then outstanding. There is no assurance that the Trust will be able to achieve its investment objective of returning $15.00 per common share to holders of common shares on or about December 31, 2020. For a discussion of risk factors that may affect the Trust in achieving its objectives, see "Risks" below.

The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax and Florida intangible personal property tax.

The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of shares—Preferred Shares—Voting Rights" and the Statement of Additional Information under "Description of Shares—Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.

MUNICIPAL BONDS

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

The municipal bonds in which the Trust will invest pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and Florida intangible personal property tax. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by U.S. Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and Florida intangible personal property tax. In addition to the types of municipal bonds described in the Prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Trust will actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average effective maturity of approximately 17 years, but the initial weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten, in relation to the remaining term of the Trust.

ECONOMIC AND OTHER CONSIDERATIONS IN FLORIDA

Except during temporary periods, the Trust invests primarily in Florida municipal obligations, which are municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is at the time of issuance, exempt from Federal income tax and Florida intangible personal property tax. Because the Trust invests primarily in a portfolio of Florida municipal bonds, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal bonds. Economic, fiscal and budgetary conditions throughout the state may also influence the Trust's performance.

The following information is a summary of a more detailed description of certain factors affecting Florida municipal bonds which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of Florida published in connection with the issuance by the State of Florida of specific Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all Florida municipal bonds acquired by the Trust. Neither BlackRock nor the Trust assumes any responsibility for the completeness or accuracy of such information.

Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole.

Between 1990 and 2000, Florida's working age population increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. During seven of the last ten years, the state's unemployment rate has tracked just below the nation's. In 2002, Florida's unemployment rate was approximately 5.3% for fiscal year 2001-02 while the national rate was approximately 5.5% for the same period. However, unemployment rates within any particular area of the state may vary significantly.

Tourism is an important aspect of Florida's economy. Approximately 76.2 million people visited the state in 2002, a 4.7% increase over 2001.

County and municipal governments in Florida depend primarily upon ad valorem property taxes, sales, motor fuel and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall level of revenue from these sources is in part dependent upon the local, state and national economies. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

At the November 6, 2002 election, several state constitutional amendments were approved by Florida voters, one which requires the legislature to provide funding for sufficient public school classrooms so that by the beginning of the 2010 school year, there will be a maximum number of students assigned to each teacher for various grade levels. Beginning in the 2003-2004 fiscal year, the state is required to gradually reduce the average number of students in each classroom by two each year until the eventual maximum numbers are reached. Another amendment requires the establishment, no later than the 2005 school year, of a voluntary program which permits every four-year-old in the state to attend a free, high quality pre-kindergarten program. The pre-kindergarten program must be established without taking away funds used for existing education, heath and development programs. The economic effect of these and the other constitutional amendments cannot be predicted at this time. Therefore, it is unclear what effect, if any, these amendments would have on state or local government debt obligations.

There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal securities in the portfolio of the Trust will not be adversely affected by any such changes.

For more information, see "Investment Policies and Techniques—Factors Pertaining to Florida" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. The Trust will designate on its books and records cash or other liquid debt securities having a market value at all times, at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this Prospectus in the sections entitled "Risks" and "Preferred Shares and leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

TAX-EXEMPT PREFERRED SECURITIES

The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds, in turn, invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investing in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.

HIGH YIELD SECURITIES

The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or below by Moody's and BB or below by S&P or Fitch or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.

INITIAL PORTFOLIO COMPOSITION

If current market conditions persist, the Trust expects that approximately 90% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by BlackRock (approximately 40% in Aaa/AAA; 0% in Aa/AA; 20% in A; 20% in Baa/BBB and 20% in below Baa/BBB). BlackRock generally expects to select obligations that may not be redeemed at the option of the issuer for approximately ten years from the date of purchase by the Trust. See "—Investment Objectives and Policies."

Preferred Shares and leverage

Approximately one to three months after the completion of the offering of the common shares, subject to market conditions, the Trust intends to offer Preferred Shares representing approximately 38% of the Trust's capital immediately after the issuance of the Preferred Shares. The Preferred Shares will have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Leverage involves greater risks. The Trust's leveraging strategy may not be successful. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares will be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of the Preferred Shares offering in long-term municipal bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher current rate of income than if the Trust were not leveraged.

Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the Preferred Shares offering, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

For tax purposes, the Trust is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between the common shares and Preferred Shares in proportion to total dividends paid to each class for the year in which or with respect to which the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to Preferred Shares, instead of solely tax-exempt income, the Trust will likely have to pay higher total dividends to Preferred Shareholders or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of common shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to Preferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of common shares, the advantage of the Trust's leveraged structure to holders of common shares will be reduced.

Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

EFFECTS OF LEVERAGE

Assuming that the Preferred Shares will represent approximately 38% of the Trust's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 0.76% in order to cover the dividend payments and other expenses specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares representing 38% of the Trust's capital and the Trust's currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Common Share Total Return	(17.35)%	(9.29)%	(1.23)%	6.84%	14.90%

Common share total return is composed of two elements: the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

Unless and until Preferred Shares are issued, the common shares will not be leveraged and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in debt instruments in accordance with the Trust's investment objectives and policies.

Risks

The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

NO OPERATING HISTORY

The Trust is a non-diversified, closed-end management investment company with no operating history.

MARKET DISCOUNT RISK

As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

INTEREST RATE RISK

Interest rate risk is the risk that bonds, and the Trust's assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's municipal bond holdings. The value of the longer-term bonds in which the Trust generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust will initially invest primarily in long-term bonds, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

CREDIT RISK

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its Managed Assets in municipal bonds that are rated Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or below are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

CALL AND REDEMPTION RISK

A municipal bond's issuer may call the bond for redemption before it matures. If this happens to a municipal bond that the Trust holds, the Trust may lose income and may have to invest the proceeds in municipal bonds with lower yields.

STATE CONCENTRATION RISK

Because the Trust primarily purchases municipal bonds issued by the State of Florida or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal bonds. There can be no assurance that Florida will not experience a decline in economic conditions or that the Florida municipal bonds purchased by the Trust will not be affected by such a decline.

For a discussion of economic and other considerations in Florida, see "The Trust's investments—Municipal Bonds—Economic and Other Considerations in Florida."

FLORIDA TAX RISK

It is possible that the Trust may not be able to fully dispose of a sufficient portion of its assets that are subject to Florida intangible personal property tax by the close of business on the last business day of the calendar year. In such case, the shares of the Trust would generally be subject to Florida intangible personal property tax. See "Tax matters—Florida Tax Matters."

MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those generally associated with municipal bonds, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the common shares' market price or their overall returns. The Trust's income and distributions are expected to decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shorten.

LEVERAGE RISK

Leverage risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. There is no assurance that the Trust's leveraging strategy will be successful. Once the Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Trust cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Trust might be in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Trust's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Trust might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss, may reduce returns to the holders of common shares and may make achieving the Trust's investment objective of returning $15.00 per common share to holders of common shares on or about December 31, 2020 more difficult.

While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to the holders of common shares.

ECONOMIC SECTOR AND GEOGRAPHIC RISK

The Trust may invest 25% or more of its Managed Assets in municipal obligations of issuers in the same state (or U.S. Territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust's common shares.

NON-DIVERSIFICATION

The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not, with respect to securities other than United States government securities and securities of other regulated investment companies, more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

HIGH YIELD RISK

Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings, so their bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

ANTI-TAKEOVER PROVISIONS

The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

How the Trust manages risk

INVESTMENT LIMITATIONS

The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P or another rating agency on the Preferred Shares that it intends to issue. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

QUALITY OF INVESTMENTS

The Trust will invest at least 80% of its Managed Assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.

LIMITED ISSUANCE OF PREFERRED SHARES

Under the Investment Company Act, the Trust could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Trust. If the total liquidation value of the Preferred Shares were ever more than 50% of the value of the capital of the Trust, the Trust would not be able to declare dividends on the common shares until the liquidation value, as a percentage of the Trust's assets, was reduced. Approximately one to three months after the completion of the offering of the common shares, the Trust intends to issue Preferred Shares representing about 38% of the Trust's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Trust's portfolio and will subject common shareholders to less income and net asset value volatility than if the Trust were more leveraged. The Trust intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares below 50% of the value of the Trust's capital.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks—Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

Currently, the Trust may not invest in inverse floating securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Trust that may be changed by vote of the Trust's board of trustees.

STRATEGIC TRANSACTIONS

The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments. Successful implementation of most hedging strategies would generate taxable income and the Trust has no present intention to use these strategies.

Management of the Trust

TRUSTEES AND OFFICERS

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There will be eight trustees of the Trust. A majority of the trustees will not be "interested persons" (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

INVESTMENT ADVISOR AND SUB-ADVISOR

BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

The BlackRock organization has over 15 years of experience managing closed-end products and, as of July 31, 2003, advised a closed-end family of 45 active funds with over $12 billion in assets. BlackRock has 35 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2003, BlackRock had approximately $24 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

BlackRock Advisors manages or managed 17 other "term trusts." To date, five of these term trusts have reached their respective termination dates and have met their investment objective of returning the initial offering price per share as of their respective termination date. Past performance is no guarantee of future performance.

INVESTMENT PHILOSOPHY

BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal income tax and Florida intangible personal property tax. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

BLACKROCK'S MUNICIPAL BOND TEAM

BlackRock uses a team approach in managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

BlackRock's municipal bond team includes four portfolio managers with an average experience of 17 years and six credit research analysts with an average experience of 13 years. Kevin M. Klingert, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. A Managing Director since 1996, Mr. Klingert was a Vice President from 1991 through 1993 and a Director in 1994 and 1995. Mr. Klingert has over 18 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes James McGinley, F. Howard Downs and James Pruskowski. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Mr. Pruskowski has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 2000. From 1996 to 2000 Mr. Pruskowski was an analyst in BlackRock's Risk Management and Analytics Group, focusing on portfolio risk reporting and pricing of individual fixed income assets.

As of June 30, 2003, BlackRock's municipal bond portfolio managers were responsible for municipal bond portfolios valued at approximately $18 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages municipal liquidity accounts valued at approximately $6 billion. The team currently manages 35 closed-end municipal funds, with over $8 billion in assets under management. Of the $8 billion in closed-end municipal funds, 9 of these funds are municipal term trusts valued at over $3.5 billion and 26 are perpetual trusts valued at over $4.5 billion.

BLACKROCK'S INVESTMENT PROCESS

BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of approximately $18 billion in municipal bonds managed by BlackRock.

Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities—1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between BlackRock Advisors and the Trust (the "Investment Management Agreement"), the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.50% of the average weekly value of the Trust's Managed Assets (the "Management Fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing certain services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the Investment Management Agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

In addition to the Management Fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Net asset value

The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange ("NYSE") on each business day on which the NYSE is open for trading. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's Managed Assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A substantial portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.

Distributions

The Trust intends to distribute to holders of its common shares monthly dividends of all or a portion of its tax-exempt interest income after payment of dividends on any Preferred Shares of the Trust which may be outstanding. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

The Trust currently intends to retain, until the final liquidating distribution, a portion of its net investment income, but continue to maintain its status as a regulated investment company for Federal income tax purposes. For Federal income tax purposes, the Trust will be required to distribute substantially all of its net investment income for each tax year. The Trust expects that all or a portion of net capital gain, if any, will be distributed at least annually. Because the Trust must bear certain expenses incurred in connection with the offering of the Trust's shares, net asset value will be less than $15.00 per share immediately after the offering. The Trust will attempt to retain over time sufficient net investment income to cause the Trust's net asset value on or about December 31, 2020 to be $15.00 per share. Net asset value will fluctuate over time, but if the Trust does not incur any capital losses that are not offset, for Federal income tax purposes, by capital gains, BlackRock anticipates that through the retention of net investment income, the Trust's net asset value will be at least $15.00 per share on or about December 31, 2020. See "The Trust's investments—Investment Objectives and Policies."

Various factors will affect the level of the Trust's income, including the asset mix, the amount of leverage utilized by the Trust and the effects thereof and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of tax-exempt interest income earned in a particular period. The undistributed tax-exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of tax-exempt interest income actually earned by the Trust during the period. Undistributed tax-exempt interest income will add to the Trust's net asset value and, correspondingly, distributions from undistributed tax-exempt interest income will deduct from the Trust's net asset value. The Trust's income and distributions are expected to decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shorten. The Trust expects that a final liquidating distribution will be made to shareholders on or before the termination of the Trust.

Dividend reinvestment plan

Unless the registered owner of common shares elects to receive cash by contacting EquiServe Trust Company, N.A. (the "Plan Administrator") all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in common shares of the Trust. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, or EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021, Ph: (800) 699-1236.

Description of shares

COMMON SHARES

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of August 20, 2002, as subsequently amended and restated. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "—Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares other than the Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BFO."

The Trust's net asset value per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organizational and offering expenses paid by the Trust. See "Use of proceeds."

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Preferred Shares and leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

The Trust's board of trustees has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Trust's capital immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of common shares, subject to market conditions and to the board of trustees' continuing belief that leveraging the Trust's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the holders of common shares described in this Prospectus. The Trust may conduct other offerings of Preferred Shares in the future subject to the same percentage restriction, after giving effect to previously issued Preferred Shares. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax-exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

LIQUIDATION PREFERENCE

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

VOTING RIGHTS

The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE TRUST

The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Certain provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

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the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

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the issuance of any securities of the Trust to any Principal Shareholder for cash;

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the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

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the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

To liquidate the Trust prior to December 31, 2020, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

Closed-end fund structure

The Trust is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

Repurchase of common shares

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net asset value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

Tax matters

FEDERAL TAX MATTERS

The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust.

The Trust invests primarily in municipal bonds from issuers in Florida or in municipal bonds the income of which is exempt from regular Federal income tax. Consequently, the regular monthly dividends you receive will generally be exempt from regular Federal income tax. A portion of these dividends, however, may be subject to the Federal alternative minimum tax.

Although the Trust does not seek to realize taxable income or capital gains, the Trust may realize and distribute taxable income or capital gains from time to time as a result of the Trust's normal investment activities. The Trust will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your common shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders and will generally not qualify for the reduced rate on qualified dividend income.

Each year, you will receive a year-end statement designating the amounts of tax-exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the Federal alternative minimum tax. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Trust will send you this statement if you hold your shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

In order to avoid corporate taxation of its taxable income and be permitted to pay tax-exempt dividends, the Trust must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders. The Trust intends to make such an election and meet these requirements. If the Trust failed to do so, the Trust would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Trust's earnings and profits. In particular, in order for the Trust to pay tax-exempt dividends, at least 50% of the value of the Trust's total assets must consist of tax-exempt obligations on a quarterly basis. The Trust intends to meet this requirement. If the Trust failed to do so, it would not be able to pay tax-exempt dividends and your distributions attributable to interest received by the Trust from any source would be taxable as ordinary income to the extent of the Trust's earnings and profits.

The Trust may be required to withhold taxes on certain of your dividends if you have not provided the Trust with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to Federal income tax. If you borrow money to buy Trust shares, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, Trust shares may be treated as having been bought with borrowed money even if the purchase of the Trust shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holder.

If you are subject to the Federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

Please refer to the Statement of Additional Information for more detailed information.

FLORIDA TAX MATTERS

The following Florida tax discussion is based on the advice of Squire, Sanders & Dempsey L.L.P., as special counsel to the Trust for Florida tax matters. Under current Florida law, common shares of the Trust will not be subject to the Florida intangible personal property tax for any year if, by the close of business on the last business day of the previous calendar year, at least 90% of the net asset value of the Trust's portfolio consisted of (1) notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States government and its agencies, or by the government of Puerto Rico, Guam or the U.S. Virgin Islands, or (2) other intangible personal property exempt from the Florida intangible personal property tax. (For this purpose, obligations issued by a nonprofit corporation formed under general nonprofit corporation law of a state are not exempt from Florida intangible personal property tax even if they are considered for Federal income tax purposes to be obligations issued "on behalf of" a governmental unit the interest on which is exempt from Federal income tax.) Common shares of the Trust will generally be subject to the Florida intangible personal property tax for any year if, on the last business day of the previous calendar year, less than 90% of the net asset value of the Trust's portfolio is invested in assets that are exempt from the Florida intangible property tax.

The State of Florida and its political subdivisions do not impose income taxes on individuals. Consequently, individual shareholders of the Trust will not be subject to a Florida income tax on distributions from the Trust or on gain from the sale or other disposition of shares of the Trust. Shareholders subject to taxation in a state other than Florida may realize a lower after-tax rate of return than Florida shareholders if the dividends distributed by the Trust are not exempt from taxation in such other state.

Corporations (and certain other entities treated as corporations under the Florida Income Tax Code) that are subject to the Florida income tax will be taxable on distributions from the Trust and on gain from the sale or other disposition of common shares of the Trust to the extent such income or gain is allocated or apportioned to Florida. Accordingly, investment in common shares of the Trust may not be appropriate for such corporations.

The transfer of common shares of the Trust will not be subject to the Florida documentary stamp tax. Shares of the Trust will be included in assets subject to Florida estate tax.

Under current Florida tax law, the Florida intangible personal property tax rate is $1.00 per $1,000 of taxable intangible property. Effective July 1, 2003, (i) the maximum amounts of taxable intangible personal property exempt from the Florida intangible personal property tax increased from $20,000 to $250,000 for single individuals and from $40,000 to $500,000 for married individuals filing jointly, and (ii) a $250,000 exemption from Florida intangible personal property tax for trusts and business entities became available. These exemptions are in addition to the $60,000 Florida intangible personal property tax credit provided under current Florida tax law. The effect of such increased exemptions from the Florida intangible personal property tax will be to further reduce the Florida intangible personal property tax benefit of investing in shares of the Trust. Public discussion continues regarding the possible repeal of the Florida intangible personal property tax or, alternatively, a further reduction in such tax. The increase in exemptions was slated to become effective January 1, 2002. However, national and state economic conditions prompted the Florida Legislature to delay the effective date of the increased exemptions during a Special Legislative session in the Fall of 2001.

The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisors regarding the specific state tax consequences of holding and disposing of common shares, as well as the effects of Federal, local and foreign tax law and any proposed tax law changes.

Underwriting

The Underwriters named below, acting through UBS Securities LLC, 299 Park Avenue, New York, New York and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, as lead managers, and A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Oppenheimer & Co. Inc. and Quick & Reilly, Inc., as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust, BlackRock Advisors and BlackRock Financial Management (the "Underwriting Agreement"), to purchase from the Trust the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares

UBS Securities LLC
Merrill Lynch, Pierce, Fenner and Smith Incorporated
A.G. Edwards & Sons, Inc.
Wachovia Capital Markets, LLC
Oppenheimer & Co. Inc.
Quick & Reilly, Inc.

Total

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional             common shares to cover over-allotments, if any, at the initial offering price per common share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to the terms and conditions of the Underwriting Agreement, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.

The Trust has agreed to pay a commission to the Underwriters in the amount of up to $0.675 per Common Share (4.5% of the public offering price per common share). The Representatives have advised the Trust that the Underwriters may pay up to $                        per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $                        per common share to certain other dealers who sell shares. Investors must pay for any common shares purchased on or before             , 2003.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust, BlackRock and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares.

The Trust, BlackRock Advisors and BlackRock Financial Management have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Trust has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Trust, other than issuance of common shares, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

BlackRock has agreed to pay certain Underwriters (each a "Qualifying Underwriter") that meet certain sales targets established by BlackRock (which may be waived or lowered at the discretion of BlackRock) an additional compensation payable quarterly from BlackRock's own assets at an annual rate of up to 0.15% of the Trust's Managed Assets attributable to common shares sold by such Qualifying Underwriters in this offering (including a proportionate share of assets acquired using leverage). In consideration for such payment, the Qualifying Underwriters have agreed to provide certain informational services on an ongoing basis. Such payments will continue to be payable so long as the Investment Management Agreement remains in effect between the Trust and BlackRock or any successor in interest or affiliate of BlackRock and as to the extent that such Investment Management Agreement is renewed periodically in accordance with the Investment Company Act. The sum of the additional compensation payable to the Qualifying Underwriters will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby.

As described below under "Shareholder servicing agent, custodian and transfer agent," UBS Securities LLC will provide shareholder services to the Trust pursuant to a shareholder servicing agreement with BlackRock.

Shareholder servicing agent, custodian and transfer agent

BlackRock (and not the Trust) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the "Shareholder Servicing Fee") at an annual rate of 0.10% of the Managed Assets of the Trust pursuant to a shareholder servicing agreement between BlackRock and UBS

Securities LLC (the "Shareholder Servicing Agreement"). Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC will: (i) undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community; (iii) at the request of the BlackRock, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and trustees of the Trust in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators; and (iv) at the request of the BlackRock, provide information to and consult with the board of trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company or a Trust liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to BlackRock or the Trust for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct. The Shareholder Servicing Agreement will continue so long as the Investment Management Agreement remains in effect between the Trust and BlackRock, or any successor in interest or affiliate of BlackRock as and to the extent that such Investment Management Agreement is renewed periodically in accordance with the Investment Company Act.

The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.

Legal opinions

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP and Clifford Chance US LLP may rely on certain matters of Florida law on the opinion of Squire, Sanders & Dempsey L.L.P., Jacksonville, Florida.

Table of contents for the Statement of Additional Information	Page

Use of Proceeds	B-2
Investment Objectives and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-17
Management of the Trust	B-21
Portfolio Transactions and Brokerage	B-30
Description of Shares	B-31
Repurchase of Common Shares	B-32
Tax Matters	B-33
Performance Related and Comparative Information	B-38
Experts	B-41
Additional Information	B-41
Independent Auditors Report	F-1
Financial Statements	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B Taxable Equivalent Yield Table	B-1
APPENDIX C General Characteristics and Risks of Strategic Transactions	C-1
APPENDIX D Proxy Voting Procedures	D-1

Privacy principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

BlackRock Florida Municipal 2020 Term Trust

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

BlackRock Florida Municipal 2020 Term Trust

STATEMENT OF ADDITIONAL INFORMATION

        BlackRock Florida Municipal 2020 Term Trust (the "Trust") is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated            , 2003. This Statement of Additional Information, which is not a Prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

Page
Use of Proceeds	B-2
Investment Objectives and Policies	B-2
Investment Policies and Techniques	B-4
Other Investment Policies and Techniques	B-17
Management of the Trust	B-21
Portfolio Transactions and Brokerage	B-30
Description of Shares	B-31
Repurchase of Common Shares	B-32
Tax Matters	B-33
Performance Related and Comparative Information	B-38
Experts	B-41
Additional Information	B-41
Independent Auditors Report	F-1
Financial Statements	F-2
APPENDIX A Ratings of Investments	A-1
APPENDIX B Taxable Equivalent Yield Table	B-1
APPENDIX C General Characteristics and Risks of Strategic Transactions	C-1
APPENDIX D Proxy Voting Procedures	D-1

This Statement of Additional Information is dated            , 2003.

USE OF PROCEEDS

        Pending investment in municipal bonds that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of this offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques—Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and Florida intangible personal property tax, and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. We currently anticipate that the Trust will be able to invest primarily in tax-exempt municipal bonds that meet the Trust's investment objectives and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVES AND POLICIES

        The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

        Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1)
invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

(2)
issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(3)
make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

(4)
underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

(5)
purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

(6)
purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

        When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

        For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

        For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

        Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

        As a fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and Florida intangible personal property tax.

        In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

  (1)
  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's Managed Assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

  (2)
  purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

  (3)
  purchase securities of companies for the purpose of exercising control.

        The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

        In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

        The Trust intends to apply for ratings for the Preferred Shares from Moody's, S&P and/or Fitch. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P or Fitch (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the Prospectus.

Portfolio Investments

        The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and Florida intangible personal property tax.

        Issuers of bonds rated Ba/BB or below are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

        A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

        The Trust will actively manage the maturity of its bonds and will initially invest in municipal bonds with long-term maturities in order to maintain a weighted average effective maturity of approximately 17 years, but the average weighted maturity may be shortened from time to time depending on market conditions and as the Trust reaches termination. As a result, the Trust's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering of common shares and of Preferred Shares are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques—Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

        The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

        Also included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

        Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

        In addition to the types of municipal bonds described in the Prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

Short-Term Taxable Fixed Income Securities

        For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

  (1)
  U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

  (2)
  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

  (3)
  Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

  (4)
  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

        Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

        Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its

BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

        Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

        Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

        Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

        Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

        Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

        While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Factors Pertaining to Florida

        General.    As described in the Prospectus, except during temporary periods, the Trust will invest primarily in Florida municipal bonds. In addition, the specific Florida municipal bonds in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Florida municipal bonds. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Florida municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Florida municipal bonds may be subject and is not applicable to conduit obligations, such as industrial development, revenue bonds, with respect to which the public issuer itself has no responsibility. Such information is derived from certain official statements of the State of Florida utilized in connection with the issuance of specific state of Florida municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the

Trust and may not apply to all Florida municipal bonds acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

        Many factors, including national, economic, social and environmental policies and conditions that are not within the control of issuers of Florida municipal bonds, could have an adverse impact on the financial condition of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of Florida municipal bonds, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Trust to pay interest on or principal of such obligations. The creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no responsibility on the part of the State of Florida to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Florida, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Florida municipal bonds.

        Florida state and local government obligations may be adversely affected by political and economic conditions and developments within the State of Florida and the nation as a whole. Florida's economic outlook is generally projected to reflect the national economic outlook. The Florida Constitution and statutes require a balanced budget, which may affect the ability of the State of Florida to issue and/or repay its obligations. In addition, various limitations on the State of Florida, its governmental agencies and its local governments, including school and special districts and authorities, may inhibit the ability of these issuers to repay existing indebtedness and issue additional indebtedness. The ability of such issuers to repay revenue bonds may also depend on the success of the capital projects to which they relate. The ability of such issuers to repay general obligation bonds will also depend on the success of such issuer maintaining its ad valorem tax base.

        Investment Practices and Policies of Florida Municipal Issuers.    Florida law does provide certain restrictions on the investment of funds for the State of Florida and its local governments; however, with respect to all municipalities and its charter counties, such restrictions may be limited by the constitutional home rule powers of such entities. Because statutory restrictions on investments and investment policies with respect to the investment of funds is limited by constitutional home rule powers, there can be no assurance as to whether any issuer will suffer losses as a result of investments or the magnitude or any such losses.

        Population.    Florida ranks as the fourth most populous state, with an estimated population of 16.66 million as of April 1, 2002. From 1990 to 2000, the U.S. population has increased about 1% annually, while Florida's population has averaged a 2.1% annual increase due primarily to net in-migration. From 1990 to 2000, 14% of the State's population growth was due to the excess of births over deaths, and 86% to net in-migration. Approximately one-third of such in-migration was from foreign countries, with the rest from other states.

        Employment.    Between 1990 and 2000, Florida's working age population (ages 18-64) increased by approximately 23.7% and the number of employed persons increased approximately 20.2%. During seven of the last ten years, the annual average unemployment rate in Florida has generally tracked just below the national average. The estimated unemployment rate in Florida for 2002 was 5.3%, while the national average was estimated at 5.5%. However, unemployment rates within any particular area of the state may vary significantly.

        Income.    Historically, Florida's total personal income has grown at rates similar to those of the U.S. and the other southeastern states. From 1993 to 2002, Florida's total nominal personal income grew by 67% and per capita income expanded approximately 39%. For the nation, total and per capita personal income increased by 59% and 44% respectively. Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.

        Tourism Industry.    Tourism remains an important aspect of Florida's economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities which cater to visitors, such as hotels, restaurants, admissions and gift shops. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 76.2 million people visited the State in 2002, a 4.7% increase over 2001. According to the Florida Statistical Abstract (University of Florida, Bureau of Economic and Business Research, 2002), during fiscal year 2001-2002, the State licensed 4,737 hotels and motels with 392,273 total units. During the same period 39,431 food service establishments were licensed, with seating capacity of 3,349,806. Visitors to the State's public parks and recreation areas totaled 17,734,774 for fiscal year 2001-2002, a 2.3% decrease from the prior year, while visits to national parks in the State remained at 8.9 million.

        State Financial Operations.    Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds—the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund, administered by the Chief Financial Officer. Unlike many other jurisdictions the State of Florida does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax.

        The sales and use tax is the largest single source of tax receipts in Florida. The sales tax is 6% of the sales price of tangible personal property sold at retail in the State. The use tax is at 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the state. In addition, local governments may (by referendum) assess certain discretionary sales surtaxes within their county, for certain purposes, restricted as to amount. The proceeds of these surtaxes are required to be applied to the purposes for which such surtax is assessed.

        Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund or the Solid Waste Management Trust Fund, or to the trust fund for counties and cities.

        For the State fiscal years which ended June 30, 2001, and June 30, 2002, actual receipts from the sales and use tax allocated to the State's General Revenue Fund were $13,952.2 million and $14,148.0 million, respectively.

        The second largest source of state tax receipts, is the tax on motor fuels. However, these revenues are almost entirely trust funds dedicated for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (2) the State excise tax of four cents per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9 cents per gallon or 8% of the retail price of fuel, not to be less than 4.4 cents per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

        Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The proceeds of the State excise tax of four cents per gallon is distributed by formula to local governments. The first two cents (described as the Constitutional Gas Tax) are primarily pledged for each county's debt service requirements, with any remaining balance deposited into the county's transportation trust fund. The remaining two cents of the excise tax (described as the County and Municipal Gas Taxes) are part of the State Revenue Sharing Program. Proceeds from the SCETS tax are, to the maximum extent possible, expended on road projects in the counties in which the revenues are derived. Local option gas taxes of one to 11 cents per net gallon, and the so-called "ninth cent fuel tax" of one cent per net gallon, of motor fuel may be levied by counties for use by local governments for transportation expenditures. Local Option Gas Tax revenues may be pledged for payment of bonds issued by the local governments or the Division of Bond Finance on behalf of local governments to fund transportation capital improvements.

        Alcoholic beverage tax and license revenues totaled $526.0 million in the State fiscal year ended June 30, 2002, a 5% increase from the prior year. The receipts of corporate income tax for the State fiscal year ended June 30, 2002 were $1,218.5 million, a decrease of 9.4% over the prior fiscal year.

        In order to provide additional funding for education, the 1987 Legislature created the Department of the Lottery to operate a State lottery. Revenues generated by the Florida Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund, and pay the administrative costs of operating the lottery.

        The State Constitution does not permit a personal income tax. An amendment to the State Constitution would be required to impose a personal income tax in the State.

        Local Government Revenue Sources.    County and municipal governments in Florida depend primarily upon ad valorem property taxes, and sales, motor fuels and other local excise taxes and miscellaneous revenue sources, including revenues from utilities services. Florida school districts derive substantially all of their revenues from local property taxes. The overall levels of revenues from these sources is in part dependent upon the local, state and national economy. Local government obligations held by the Trust may constitute general obligations or may be special obligations payable solely from one or more specified revenue sources. The ability of the local governments to repay their obligations on a timely basis will be dependent upon the continued strength of the revenues pledged and of the overall fiscal status of the local government.

        State Revenue Limitation.    An amendment to the Constitution of the State of Florida, was approved in 1994, limits the amount of taxes, fees, licenses and charges imposed by the State Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year could be increased by a two-thirds vote of the Legislature. The limit was effective in the fiscal year 1995-96. Excess revenues generated will initially be deposited in the Budget Stabilization Fund until it is fully funded; any additional excess revenues will then be refunded to taxpayers. This amendment could limit the amount of actual revenues from which the State of Florida could appropriate funds, including funds appropriated to local governments. It is unclear at this point what effect, if any, this amendment would ever have on local government debt obligations payable from State revenues which may be subject to this amendment, such as State revenue sharing moneys or other State revenues distributed to local governments. Certain State of Florida debt obligations, which are not by their terms subject to appropriation, should not be affected, depending upon the language of the legislation authorizing the issuance of such obligations.

        State Constitutional Amendments Regarding Education.    At the November 6, 2002 election, several state constitutional amendments were approved by Florida voters, one which requires the legislature to provide funding for sufficient public school classrooms so that by the beginning of the 2010 school year, there will be a maximum number of students assigned to each teacher for various grade levels. Beginning in the 2003-2004 fiscal year, the State is required to gradually reduce the average number of students in each classroom by two each year until the eventual maximum numbers are reached. Another amendment requires the establishment, no later than the 2005 school year, of a voluntary program which permits every four-year-old in the State to attend a free, high quality pre-kindergarten program. The pre-kindergarten program must be established without taking away funds used for existing education, heath and development programs. The economic effect of these and the other constitutional amendments cannot be predicted at this time. Therefore, it is unclear what effect, if any, these amendments would have on state or local government debt obligations.

        Revenue Estimates and Budgetary Matters.    In Florida, for state and local budgeting purposes, certain revenue sources are estimated by the Florida Revenue Estimating Conference (the "REC"), which generally convenes twice a year. The REC met in March, 2003 to revise the forecast of revenues for the remainder of Fiscal Year 2002-03 and for Fiscal Year 2003-04. The general revenue collection estimate for Fiscal Year 2002-03 was reduced from $19,637.4 million to $19,610.4 million, a net negative adjustment of $27 million from the November 2002 forecast. The change in estimates resulted primarily from lower estimated sales tax and estate tax collections, which more than offset estimated increases in documentary stamp tax collections and reductions in tax refunds, particularly in the area of corporate income taxes.

        The year-end Working Capital Fund surplus for Fiscal Year 2002-03 is projected to be $130.2 million and the amount in the Budget Stabilization Fund is expected to remain at $958.9 million.

        General revenues in Fiscal Year 2003-04 are expected to decrease by 1.6% from the November 2002 estimate to $20,118.7 million, which is $508 million more than the amount currently estimated to be collected in Fiscal Year 2002-03.

        On May 27, 2003, the Florida Legislature passed the General Appropriations Act setting forth the State's budget for the 2003-2004 fiscal year. Budgeted appropriations for 2003-2004 total $53.5 billion including general revenue appropriations of $21.2 billion and trust fund appropriations of approximately $32.3 billion. Total appropriations for 2003-2004 are $3.1 billion or 6.2% greater than the 2002-2003 appropriations. General revenue spending is budgeted to increase by $560 million or 2.8% over prior year general revenue spending. On June 23, 2003, the Governor approved the General Appropriations Act and delivered the related veto message detailing specific appropriations which were vetoed. The total amount of the vetoed appropriations was approximately $46.4 million comprised of approximately $2.9 million general revenue appropriations and approximately $43.5 million trust fund appropriations. The final budget is also subject to downward adjustment during the fiscal year to ensure no budget shortfall occurs.

        The State's budget is required to be kept in balance from current revenues each State fiscal year. The 2003-2004 general fund budget is expected to be funded with general revenue collections of approximately $20.1 billion, "cash sweeps" of existing trust fund balances of approximately $695 million, redirection of trust fund revenues to general revenues of approximately $149 million, expected collections from a tax amnesty program of $67 million and other miscellaneous general revenues. The State's constitutionally required Budget Stabilization Fund reserve of approximately $959 million has not been used to fund the 2003-2004 budget. Additionally, the fiscal 2002-2003 year-end estimated Working Capital Fund balance of $130 million is expected to increase to approximately $1,032 million by the end of fiscal year 2003-2004 due primarily to Florida's portion of additional Federal aid to states contained in the recently enacted Federal Jobs and Growth Tax Relief Reconciliation Act of 2003 which was not appropriated by the current year budget.

        ESTIMATES ARE SUBJECT TO RISK AND UNCERTAINTIES WHICH MAY AFFECT ACTUAL REVENUE COLLECTIONS AND CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. NO ASSURANCE IS GIVEN THAT ACTUAL REVENUE IMPACT OR THE FINAL BUDGET FIGURES WILL NOT DIFFER MATERIALLY FROM THE ESTIMATES AND FIGURES PROVIDED.

        Other Factors.    Florida will continue to face enormous spending pressures well into the future. The large number of elderly residents will continue to demand health services, an area where cost escalation is significant, and the constant influx of people to Florida will continue to place sizable pressure on the State for infrastructure needs.

        The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

        There can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal bonds in the portfolio of the Trust will not be adversely affected by any such changes.

Duration Management and Other Management Techniques

        Consistent with its investment objectives and policies set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured.

        Interest Rate Transactions.    Among the Strategic Transactions are which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. In as much as these hedging transactions are inured into for good faith hedging purposes. BlackRock and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

        Futures Contracts and Options on Futures Contracts.    In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will engage in such transactions only for bona fide hedging, risk management and other portfolio management purposes.

        Calls on Securities, Indices and Futures Contracts.    In order to enhance income or reduce fluctuations on net asset value, the Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

        Puts on Securities, Indices and Futures Contracts.    As with calls, the Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

        Credit derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BlackRock is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if BlackRock is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

        Municipal Market Data Rate Locks.    The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

        Appendix C contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

        Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

Short Sales

        The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

        When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Dollar Roll Transaction

        To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments of the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 33% of the value of its Managed Assets.

        Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

        Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

        The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

        Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies—Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

        The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

        The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

        The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33-1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees.

        The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

High Yield Securities

        The Trust may invest up to 20% of its Managed Assets in securities rated below investment grade such as those rated Ba or below by Moody's or BB or below by S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba and below by Moody's and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

        The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

        Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

        The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Residual Interest Municipal Bonds

        Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders.

MANAGEMENT OF THE TRUST

Investment Management Agreement

        Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

        The Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

        The Investment Management Agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on August 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.50% of the average weekly value of the Trust's Managed Assets. In approving this agreement the board of trustees considered, among other factors, (i) the services provided to the Trust by BlackRock Advisors, (ii) the Trust's fee and expense data as compared to various benchmarks and a peer group of closed-end funds with similar investment strategies as the Trust, (iii) BlackRock's profitability with respect to its management of the BlackRock family of closed-end funds; and (iv) the direct and indirect benefits to the BlackRock from its relationship with the Trust.

        During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Advisors in managing leveraged, closed-end investment companies that invest in municipal bonds. The board of trustees, based on their experience as directors or trustees of other investment companies managed by BlackRock Advisors also focused on the quality of the compliance and administrative staff at BlackRock. The board of trustees placed significant emphasis on the Trust's advisory fee rate and anticipated expense ratios as compared to those of comparable leveraged, closed-end funds with comparable investment objectives and policies as provided by Lipper, Inc.

        Based on the information reviewed and discussions held, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the BlackRock Advisors to the Trust and that the advisory fee rate was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

        The Investment Management Agreement was approved by the sole common shareholder of the Trust as of September 17, 2003. The Investment Management Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the Investment Management Agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

        BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to September 30, 2004, 38% of the monthly management fees received by BlackRock Advisors, (ii) from September 30, 2004 to September 30, 2005, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after September 30, 2005, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

        The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

        Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

        The sub-investment advisory agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on August 21, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In addition to the information the board of trustees considered in approving the Investment Management Agreement, the board of trustees considered in approving the sub-advisory agreement, among other factors, (i) the services provided to the Trust by BlackRock Financial Management, (ii) the performance of BlackRock Financial Management in sub-advising other leveraged municipal bond funds, (iii) the direct and indirect benefits to BlackRock from its relationship with the Trust.

        During its deliberations, the board of trustees focused on the experience, resources and strengths of BlackRock Financial Management in sub-advising leveraged, closed-end investment companies that invest in municipal bonds.

        Based on the information reviewed and the discussions, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the BlackRock Financial Management to the Trust and that the sub-advisory fee rate was reasonable in relationable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

        The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of September 17, 2003. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

        The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

        The trustees listed below are trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES:
Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 77 Trustee	3 years(1)(2)	President of Brimmer & Company, Inc., a Washington, D.C. -based economic and financial consulting firm. Wilmer D. Barrett Professor of Economics, University of Massachusetts — Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board. Lead Trustee and Chairman of the Audit Committee of each of the closed-end trusts of which BlackRock Advisors Inc. acts as investment advisor.	46	Director of CarrAmerica Realty Corporation and Borg-Warner Automotive. Former Director of AirBorne Express, BankAmerica Corporation (Bank of America), Bell South Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, NCM Financial Corporation (American Security Bank), MNC Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 57 Trustee	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business membership organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co-author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	46	Trustee, Airplanes Group, Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 66 Trustee	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	46	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 55 Trustee	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	46	Director, Guardian Mutual Funds Group (18 portfolios).

James Clayburn LaForce, Jr. P.O. Box 4546 New York, NY 10163-4546 Age: 74 Trustee	3 years(1)(2)	Dean Emeritus of The John E. Anderson Graduate School of Management, University of California since July 1, 1993. Acting Dean of The School of Business, Hong Kong University of Science and Technology 1990-1993. from 1978 to September 1993, Dean of The John E. Anderson Graduate School of Management, University of California.	46	Payden & Rygel Investment Trust, Provident Investment Counsel Funds, Advisor Series Trust, Arena Pharmaceuticals, Inc. and CancerVax Corporation.
INTERESTED TRUSTEES:
Robert S. Kapito* Age: 46 Trustee and President	3 years(1)(2)	Vice Chairman of BlackRock, Inc. Head of BlackRock's Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity and Alternative Investment Groups of BlackRock. Currently, President and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	46	Chairman of the Hope & Heroes & Children's Cancer Fund. President of the Board of Directors of Periwinkle National Theatre for young audiences. Director of Icruise.com, Corp.
Ralph L. Schlosstein* Age: 52 Trustee and President	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Member of BlackRock's Management Committee and Investment Strategy Group. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Currently, Chairman and Trustee of each of the closed-end trusts which BlackRock Advisors, Inc. acts as investment advisor.	46
				Chairman and President of the BlackRock Provident Institutional Funds. Director of several of BlackRock's alternative investment vehicles. Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, the Financial Institutions Center Board of the Wharton School of the University of Pennsylvania, a Trustee of Trinity School in New York City and a Trustee of New Visions for Public Education in New York Council. Formerly, a Director of Pulte Corporation and a Member of Fannie Mae's Advisory Council.

Walter F. Mondale(3) P.O. Box 4546 New York, NY 10163-4546 Age: 75 Trustee	3 years(1)(2)	Partner, Dorsey & Whitney LLP, a law firm (December 1996-present, September 1987-August 1993). Formerly U.S. Ambassador to Japan (1993-1996). Formerly, Vice President of the United States, U.S. Senator and Attorney General of the State of Minnesota. 1984 Democratic Nominee for President of the United States.	46

*
"Interested person" of the Trust as defined in the Investment Company Act. Messrs. Kapito and Schlosstein are interested persons due to their employment with the investment advisor.

(1)
After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

—
Messrs. Cavanagh and La Force, as Class I trustees, are expected to stand for re-election at the Trust's 2003 annual meeting of shareholders

—
Messrs. Schlosstein, Fabozzi and Mondale, as Class II trustees, are expected to stand for re-election at the Trust's 2004 annual meeting of shareholders

—
Messrs. Kapito, Brimmer and Dixon, as Class III Trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

(2)
Each trustee has served in such capacity since the Trust's inception.

(3)
Mr. Mondale may be deemed an interested person of several of the Trust's principal underwriters because his law firm, Dorsey & Whitney LLP, serves as legal counsel to such principal underwriters. Because Mr. Mondale may be deemed an interested person of certain of the Trust's principal underwriters, he also may be deemed to be an interested person of the Trust during the pendency of any securities offering by the Trust in which such underwriters participate.

OFFICERS: Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Anne F. Ackerley Age: 41	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Henry Gabbay Age: 56	Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
James Kong Age: 42	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Richard Shea, Esq. Age: 43	Vice President/Tax
Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer and Chief Financial Officer of Anthracite Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.

Vincent Tritto Age: 41	Secretary
Director and Assistant Secretary of BlackRock, Inc. since 2002. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan Age: 43	Assistant Secretary
Director and Senior Counsel (since January 2001), and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Name of Director	Dollar Range Of Equity Securities In The Trust(*)	Aggregate Dollar Range Of Equity Securities Overseen By Directors In The Family In All Registered Investment Companies(*)
Andrew F. Brimmer	$0	$1-$10,000
Richard E. Cavanagh	$0	$50,001-$100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	$1-$10,000
Robert S. Kapito	$0	over $100,000
James Clayburn La Force, Jr.	$0	$50,001-$100,000
Walter F. Mondale	$0	$50,001-$100,000
Ralph L. Schlosstein	$0	$50,001-$100,000

(*)
As of December 31, 2002. The Trustees do not own shares in the Trust as the Trust has no operating history.

        The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2002, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2003, assuming the Trust was in existence for the full calendar year.

Name of Board Member	Estimated Compensation From The Trust		Total Compensation From The Trust And Fund Complex Paid To Board Members(1)
Dr. Andrew F. Brimmer	$2,000	(2)	$250,000	(3)(4)(5)
Richard E. Cavanagh	$2,000	(2)	$210,000	(4)(5)
Kent Dixon	$2,000	(2)	$210,000	(4)(5)
Frank J. Fabozzi	$2,000	(2)	$190,000	(4)
James Clayburn La Force, Jr.	$2,000	(2)	$190,000	(4)
Walter F. Mondale	$2,000	(2)	$190,000	(4)

(1)
Estimates the total compensation to be earned by that person during the calendar year end December 31, 2003 from the closed-end funds advised by the Advisor (the "Fund Complex").

(2)
Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale may defer $0, $0, $0, $0, $2,000 and $0, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ending December 31, 2003.

(3)
Dr. Brimmer serves as "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex.

(4)
Of this amount, Messrs. Brimmer, Cavanagh, La Force, Fabozzi, Dixon and Mondale are expected to defer $50,000, $56,000, $190,000, $30,000, $50,000 and $30,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)
Includes compensation for service on the Audit Committee.

        At a meeting of the Governance Committee of the board of trustees of the BlackRock closed-end trusts held on November 25, 2002, the Independent Trustees approved a change to their compensation to become effective January 1, 2003. Under this revised compensation plan, each Independent Trustee will receive an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee. The total annual aggregate compensation for each Independent Trustee is capped at $190,000 per annum, except that Dr. Brimmer will receive an additional $40,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex and Messrs. Brimmer, Cavanagh and Dixon will receive an additional $20,000 per annum from the Fund Complex for their service on the audit committee of the Fund Complex. This additional compensation to Messrs. Brimmer, Cavanagh and Dixon will be allocated among the fund/trusts in the Fund Complex based on their relative net assets.

        In the event that the $190,000 cap is met with respect to an Independent Trustee, the amount of the Independent Trustee's fee borne by each fund/trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds/trusts in the Fund Complex. In addition, the attendance fees of each Independent Trustee are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts (excluding the per annum audit committee fee) held on a single day does not exceed $23,750 for any Independent Trustee.

        Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 base fee will be mandatory deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the audit committee of the Fund Complex will be required to defer all of the $20,000 per annum fee they will receive for their services on the audit committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

        The board of trustees of the Trust currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

        The Executive Committee consists of Messrs. Schlosstein and Kapito, and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of

Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Board.

        The Audit Committee consists of Messrs. Messrs. Brimmer, Cavanagh and Dixon. The Audit Committee acts according to the Audit Committee charter. Dr. Brimmer has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

        The Governance Committee consists of Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force, Jr. and Mondale. The Governance Committee acts in accordance with the Governance Committee charter. Dr. Brimmer has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee Charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the code of ethics applicable to the Independent Trustees.

        No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

        As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, has met in connection with the organization of the Trust to select the Trust's independent auditor.

        No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BlackRock Advisors or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BlackRock Advisors.

        The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting procedures are attached as Appendix D to this Statement of Additional Information.

Codes of Ethics

        The Trust, the Advisor and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisor

        BlackRock Advisors acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors also performs various clerical, bookkeeping and other administrative and selected shareholder services. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $286 billion of assets under management as of June 30, 2003. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, debt, liquidity and alternative investment products, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name.

        The BlackRock organization has over 15 years of experience managing closed-end products and currently advises a closed-end family of 45 active funds with our $12 billion in assets as of July 31, 2003. BlackRock currently has 35 leveraged municipal closed-end funds and six open-end municipal funds under management. As of June 30, 2003, BlackRock managed approximately $24 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed five consecutive term trusts to returning principal on maturity.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

        The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

        The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

        One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

        The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

        Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the Prospectus.

        If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the Prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

        The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Other Shares

        The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

        The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

        The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

        Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

Federal Tax Matters

        The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here do not constitute tax advice.

        The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code, and to satisfy conditions which will enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of its shareholders, subject to the possible application of the Federal alternative minimum tax.

        In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

        As a regulated investment company, the Trust will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

        Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

        Distributions by the Trust of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Trust). Such dividends may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Trust's income consists of qualified dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Due to the Trust's expected investments, in general, taxable distributions will not be eligible for the dividends received deduction allowed to corporate shareholders under the Code or the reduced rate on qualified dividend income. Net long-term capital gains realized by the Trust and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Trust. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions by the Trust that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

        If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

        Prior to purchasing shares in the Trust, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

        Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

        Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.

        Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private activity bonds. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

        For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings.

        The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Except as provided below, exempt-interest dividends paid to holders of common shares are not includable in the holder's gross income for Federal income tax purposes.

        The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

        Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax.

        Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

        The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. In addition, gain realized by the Trust from the disposition of a tax-exempt municipal obligation that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by holders of common shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under 2003 Tax Act, the maximum tax rate on net long-term capital gain is generally 15%, while short-term capital gains and other ordinary income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

        All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

        In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

        If in any tax year the Trust should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

        The Trust is required to withhold tax at a rate equal to the fourth lowest rate applicable (28%) to unmarried individuals on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

        The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Trust and the income tax consequences to its holders of common shares.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

About BlackRock:

        BlackRock is a leading global investment management firm with expertise in domestic and global fixed income, domestic and international equities, liquidity and risk management products and services. Our "bottom up" approach to risk management adds further rigorous evaluation by allowing securities to be analyzed by cross-disciplinary teams. Our balanced range of investment objectives and dedication to managing risk make BlackRock the fund family of choice for thousands of financial professionals and their clients. Headquartered in New York City, BlackRock maintains offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington, DE.

        BlackRock offers a wide array of fixed income products incorporating the expertise of our global sector specialists. BlackRock applies the same controlled duration and active sector rotation to all fixed income products under management. Our disciplined investment process seeks to add value through:

  I.
  Relative value and sector / sub-sector rotation and security selection

  II.
  Rigorous quantitative analysis of the valuation of each security and the portfolio as a whole

  III.
  Intense credit analysis and review

  IV.
  Judgment of experienced portfolio managers

  •
  Approximately $286 billion in total assets under management

  •
  Manages money for 9 of the 10 largest U.S. companies1

  •
  Provides risk analytics for portfolios valued at over $2.3 trillion

  •
  Is the nation's 8th largest institutional asset management firm2

1
As ranked by Fortune magazine, according to revenues, April 14, 2003

2
Source: Pensions & Investments, May 2003

•
Approximately $194 billion in fixed income assets under management

•
Approximately $17.6 billion in municipal bond assets under management

•
Employs more than 231 professionals around the world dedicated solely to fixed income

All Data as of June 30, 2003

BlackRock AUM (as of 6/30/03)

Total	—	$286 Billion
Fixed Income	—	$194 billion
Liquidity	—	$72 billion
Equity	—	$14 billion
Alternatives	—	$5 billion

Growth of Fixed Income Assets (in billions)

1996	41.1
1997	52.5
1998	64.8
1999	86.4
2000	116.9
2001	135.2
2002	175.6
2003*	194.0
Benefits	Individual Municipal Bond	Municipal Bond Fund (Open-End)	BlackRock Florida Municipal 2020 Term Trust
Potential for enhanced tax-free yield			X
Defined maturity date	X		X
Return of principal as a primary investment objective	X		X
Monthly income		X	X
Convenient reinvestment of dividends		X	X
Reduced risk by investing among multiple issuers		X	X
Lower minimum investment		X	X
Exchange-traded liquidity			X

BlackRock's Term Trust Capabilities

        BlackRock is a pioneer in the closed-end fund marketplace, having created the first term trust in 1988. Our funds are managed by our experienced investment professionals using an efficient and thorough investment process, as well as the latest value-added technology.

  •
  We have had 5 of 5 BlackRock term trusts return at or above initial offering price1

  •
  We manage 45 closed-end funds totaling more than $12.5 billion in assets (as of July 31, 2003)

Why Munis Now?

        Municipal securities continue to offer significant value in the current market environment and they are relatively cheap when compared to Treasuries on a historical basis. Demand for municipal products has been high over the past 2 years, and BlackRock believes there will be continued strong demand. Most importantly, even with the reduction of individual income tax rates, municipal bonds continue to offer some of the highest after-tax yields when compared to other major domestic fixed income securities of equal quality and maturity.

Attractive Yield Potential

        Over the past 10 years, municipal bonds have averaged approximately 87% of yields on 30-year U.S. Treasury bonds. Based on historical levels, current yields on municipal bonds are attractive—yielding approximately 97% of Treasury yields.3

3
Source: JP Morgan/BlackRock Advisors, Inc. Past performance is no guarantee of future results. Chart shows the relationship between the 30-Year Insured AAA Municipal Yield Benchmark and the U.S. 30-Year Treasury Index. The yields quoted are a simple unweighted average of the estimated yields of the bonds in the index if those bonds were sold at par value. It is not possible to invest directly in an index.

Enhanced Yield From Closed-End Structure

        The Trusts aim to provide enhanced yield through:

  •
  The use of leverage through issuance of preferred shares

  •
  Active management capitalizing on changing market conditions and potential value opportunities

Competitive Performance

        Municipal bonds have outperformed all other major fixed income sectors over the past 5 years, on a taxable-equivalent basis, potentially making them an attractive option compared to other fixed income alternatives.4

4
Source: Lehman Brothers. Past performance is no guarantee of future results. The taxable-equivalent return for municipal bonds is based on an adjustment of equally weighted national average Federal and State (top bracket) income tax rate (38.45% for 2003, 41.85% for 2002, 42.33% for 2001 and 42.78% prior) to the portion of the Lehman Brothers Municipal Bond Index attributable to coupon payment and no adjustment to the portion of the Index attributable to principal appreciation—local taxes have not been considered in the analysis. Referenced Indices: S&P 500 Index. Other referenced Lehman Brothers Indices: Mortgage Backed, Credit Bond (Corporate), Aggregate, Government and High Yield. Please see back page for more in-depth definitions of each referenced index.

Intra-day Exchange-Traded Liquidity

        Each Trust expects to list its shares on a major exchange. A listing should provide the benefit of liquidity and the convenience of being able to track your investment via select newspapers or electronic services. As with any stock, the shares of each Trust will fluctuate with market conditions and other factors. These shares are designed primarily for long-term investors, and you should not view any of these Trusts as vehicles for trading purposes.

Experienced Management Team

  •
  BlackRock has approximately $17.6 billion in municipal bond assets under management.

  •
  We currently manage nine municipal term trusts with over $3.5 billion in assets.

  •
  Our municipal management team consists of ten dedicated investment professionals, including four portfolio managers with an average of 17 years of experience.

As of June 30, 2003

EXPERTS

        The Statement of Net Assets of the Trust as of September 11, 2003 of appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

        A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the registration statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

INDEPENDENT AUDITORS' REPORT

        The Board of Trustees and Shareholder of BlackRock Florida Municipal 2020 Term Trust

        We have audited the accompanying statement of assets and liabilities of BlackRock Florida Municipal 2020 Term Trust (the "Trust") as of September 11, 2003 and the related statements of operations and changes in net assets for the period from August 20, 2002 (date of inception) to September 11, 2003. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at            , 2003 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachussetts
September 12, 2003

BlackRock Florida Municipal 2020 Term Trust

STATEMENT OF ASSETS AND LIABILITIES

September 11, 2003

ASSETS:
Cash	$115,001
LIABILITIES:
Payable for organization costs	15,000

Net Assets	$100,001

Net assets were comprised of:
Common stock at par (Note 1)	$8
Paid-in capital in excess of par	114,993

115,001
Accumulated net investment loss	(15,000)

Net assets, September 11, 2003	$100,001

Net asset value per share:
Equivalent to 8,028 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$12.46

See Notes to Financial Statements

 BlackRock Florida Municipal 2020 Term Trust

 STATEMENT OF OPERATIONS

For the period August 20, 2002 (date of inception) to September 11, 2003

Investment Income	$—
Expenses
Organization expenses	15,000

Net investment loss	$(15,000)

See Notes to Financial Statements

 BlackRock Florida Municipal 2020 Term Trust

 STATEMENT OF CHANGES IN NET ASSETS

For the period August 20, 2002 (date of inception) to September 11, 2003

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net Investment loss	$(15,000)

Net decrease in net assets resulting from operations	(15,000)

Capital Stock Transactions
Net proceeds from the issuance of common shares	115,001

Total increase	100,001
NET ASSETS
Beginning of period	—

End of period	$100,001

See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

        BlackRock Florida Municipal 2020 Term Trust (the "Trust") was organized as a Delaware statutory trust on August 20, 2002, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 8,028 shares of common stock for $115,001 ($14.325 per share).

Note 2.    Agreements

        The Trust has entered into an Investment Management Agreement with BlackRock Advisors, Inc. a wholly owned subsidiary of BlackRock, Inc. The Trust will pay BlackRock Advisors, Inc. a monthly fee (the "Investment Management Fee") at an annual rate of 0.50% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). BlackRock Financial Management, Inc. a wholly owned subsidiary of BlackRock, Inc. serves as sub-advisor to the Trust. The investment management agreement covers both investment advisory and administration services.

Note 3.    Organization Expenses and Offering Costs

        Organization expenses of $15,000 have been expensed. Offering costs, estimated to be approximately $247,000, limited to $0.03 per share will be charged to paid-in capital at the time shares of beneficial interest are sold.

Note 4.    Cash & Cash Equivalents

        The Trust considers all highly liquid debt instruments with a maturity of three months or less at time of purchase to be cash equivalents.

APPENDIX A

RATINGS OF INVESTMENTS

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

        An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

  1.
  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2.
  Nature of and provisions of the obligation; and

  3.
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A
Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

        Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.
B
Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.
CCC
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.
CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.
C
The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI	The rating "CI" is reserved for income bonds on which no interest is being paid.
D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
*	Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

        An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  •
  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  •
  Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

        A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

        Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated "B" are regarded as having only speculative capacity for timely payment.
C	This rating is as signed to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con(...)
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note:
Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3
This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

        Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  •
  Leading market positions in well-established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA	Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.
DDD, DD, and D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected ecovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

        A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Notes:

        "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

        `NR' indicates that Fitch does not rate the issuer or issue in question.

        `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

        The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2003 listed below.

        The State of Florida imposes no income tax on individuals; accordingly, the table reflects only the exemption from Federal income taxes. The table does not reflect the exemption of shares of the Fund from the State's intangible tax; accordingly, Florida residents subject to such tax would need a somewhat higher taxable return than those shown to equal the tax-exempt return of the Trust.

2003–2004 FEDERAL TAXABLE VS. TAX-FREE YIELDS

SINGLE RETURN	JOINT RETURN	FEDERAL TAX RATE	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
$0–7,000	$0–v	10.00%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%
$7,001–28,400	$14,001–56,800	15.00%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%
$28,401–68,800	$56,801–114,650	25.00%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%
$68,801–143,500	$114,651–174,700	28.00%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%
$143,501–311,950	$174,701–311,950	33.00%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%
Over $311,950	Over $311,950	5.00%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%

2003–2004
FLORIDA

SINGLE RETURN	JOINT RETURN	FEDERAL TAX BRACKET
$0–7,000	$0–14,000	10.00%
$7,001–28,400	$14,001–56,800	15.00%
$28,401–68,800	$56,801–114,650	25.00%
$68,801–143,500	$114,651–174,700	28.00%
$143,501–311,950	$174,701–311,950	33.00%
Over $311,950	Over $311,950	35.00%

TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN

SINGLE RETURN	3.5%	4.0%	4.5%	5.0%	5.5%	6.0%	6.5%	7.0%
$0–7,000	3.89%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%
$7,001–28,400	4.12%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%
$28,401–68,800	4.67%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%
$68,801–143,500	4.86%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%
$143,501–311,950	5.22%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%
Over $311,950	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%

B-1

APPENDIX C

GENERAL CHARACTERISTICS AND RISKS

OF STRATEGIC TRANSACTIONS

        In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put And Call Options On Securities And Indices

        The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

        The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

        The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts And Related Options

        Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

        Limitations on Use of Futures and Options on Futures.    The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

        Strategic Transactions present certain risks.    With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

APPENDIX D

PROXY VOTING PROCEDURES

PROXY VOTING POLICY

For

BlackRock Advisors, Inc.
and Its Affiliated Registered Investment Advisers

Introduction

        This Proxy Voting Policy ('Policy') for BlackRock Advisors, Inc. and its affiliated registered investment advisers ('BlackRock') reflects our duty as a fiduciary under the Investment Advisers Act of1940 (the 'Advisers Act') to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy votingdecisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

        Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

        Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

        Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

        Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In allcases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

        This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

        Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

  A.
  Social Issues,
  B.
  Financial/Corporate Issues, and
  C.
  Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

SECTION I

ROUTINE MATTERS

        Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

  1.
  They do not measurably change the structure, management control, or operation of the corporation.

  2.
       They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

        BlackRock will normally support the following routine proposals:

  1.
  To increase authorized common shares.

  2.
  To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

  3.
  To elect or re-elect directors.

  4.
  To appoint or elect auditors.

  5.
  To approve indemnification of directors and limitation of directors' liability.

  6.
  To establish compensation levels.

  7.
  To establish employee stock purchase or ownership plans.

  8.
  To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.
Social Issues

        Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Voting Recommendation

        If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

  1.
  To enforce restrictive energy policies.

  2.
  To place arbitrary restrictions on military contracting.

  3.
  To bar or place arbitrary restrictions on trade with other countries.

  4.
  To restrict the marketing of controversial products.

  5.
  To limit corporate political activities.

  6.
  To bar or restrict charitable contributions.

  7.
  To enforce a general policy regarding human rights based on arbitrary parameters.

  8.
  To enforce a general policy regarding employment practices based on arbitrary parameters.

  9.
  To enforce a general policy regarding animal rights based on arbitrary parameters.

  10.
  To place arbitrary restrictions on environmental practices.

B.
Financial/Corporate Issues

        Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

Voting Recommendation

        We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

  1.
  To change the state of incorporation.

  2.
  To approve mergers, acquisitions or dissolution.

  3.
  To institute indenture changes.

  4.
  To change capitalization.

C.
Shareholder Rights

        Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

        We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

        We will generally vote for the following management proposals:

  1.
  To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

  2.
  To institute staggered board of directors.

  3.
  To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

  4.
  To eliminate cumulative voting.

  5.
  To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

  6.
  To create a dividend reinvestment program.

  7.
  To eliminate preemptive rights.

  8.
  To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a 'poison pill').

        We will generally vote against the following management proposals:

  1.
  To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ('super-majority provisions').

  2.
  To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ('fair price amendments').

  3.
  To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

  4.
  To prohibit replacement of existing members of the board of directors.

  5.
  To eliminate shareholder action by written consent without a shareholder meeting.

  6.
  To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

  7.
  To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a 'poison pill').

  8.
  To limit the ability of shareholders to nominate directors.

        We will generally vote for the following shareholder proposals:

  1.
  To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

  2.
  To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

  3.
  To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

  4.
  To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

  5.
  To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

  6.
  To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

  7.
  To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

  8.
  To create a dividend reinvestment program.

  9.
  To recommend that votes to 'abstain' not be considered votes 'cast' at an annual meeting or special meeting, unless required by state law.

  10.
  To require that 'golden parachutes' be submitted for shareholder ratification.

        We will generally vote against the following shareholder proposals:

  1.
  To restore preemptive rights.

  2.
  To restore cumulative voting.

  3.
  To require annual election of directors or to specify tenure.

  4.
  To eliminate a staggered board of directors.

  5.
  To require confidential voting.

  6.
  To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

  7.
  To dock director pay for failing to attend board meetings.

SECTION III

VOTING PROCESS

        BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all p IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

*    *    *    *    *

        Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

PART C

Other Information

Item 24. Financial Statements And Exhibits

(1)
Financial Statements

    Part A—None.

    Part B—Statement of Assets and Liabilities.

(2)
Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust.(1)

(b)
Amended and Restated By-Laws.(1)

(c)
Inapplicable.

(d)
Form of Specimen Certificate.(2)

(e)
Dividend Reinvestment Plan.(2)

(f)
Inapplicable.

(g)
(1) Investment Management Agreement.(2)

(g)
(2) Sub-Investment Advisory Agreement.(2)

(h)
Form of Underwriting Agreement.(2)

(i)
Form of Deferred Compensation Plan for Independent Trustees.(2)

(j)
Custodian Agreement(3)

(k)
Transfer Agency Agreement(3)

(l)
Opinion and Consent of Counsel to the Trust.(3)

(m)
Inapplicable.

(n)
Consent of Independent Public Accountants.(2)

(o)
Inapplicable.

(p)
Initial Subscription Agreement.(2)

(q)
Inapplicable.

(r)
(1) Code of Ethics of Trust.(2)

(r)
(2) Code of Ethics of Advisor and Sub-Advisor.(2)

(s)
Powers of Attorney.(1)

(1)
Filed as an exhibit to Pre-Effective Number 2 to the Trust's Registration Statement filed with the Securities Exchange Commission on August 22, 2003

(2)
Filed herewith

(3)
To be filed by Amendment

Part C-1

Item 25. Marketing Arrangements

        Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26. Other Expenses Of Issuance And Distribution

        The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fee	$4,045
NYSE listing fee	$20,000
Printing (other than certificates)	$79,545
Engraving and printing certificates	$18,427
Accounting fees and expenses	$5,000
Legal fees and expenses	$76,667
NASD fee	$5,500
Miscellaneous	$176,509
Total	$385,693

Item 27. Persons Controlled By Or Under Common Control With The Registrant

        None.

Item 28. Number Of Holders Of Shares

        As of September 11, 2003

Title Of Class	Number of Record Holders
Shares of Beneficial Interest	1

Item 29. Indemnification

        Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

        5.1 No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

        5.2 Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines

Part C-2

and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

        (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

        (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Part C-3

        (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

        (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

        5.3 No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

        5.4 No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

        5.5 Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

        Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 9 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30. Business And Other Connections Of Investment Advisor

        Not Applicable

Part C-4

Item 31. Location Of Accounts And Records

        The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent.

Item 32. Management Services

        Not Applicable

Item 33. Undertakings

        (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

        (2) Not applicable

        (3) Not applicable

        (4) Not applicable

        (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

        (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

        (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

Part C-5

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of September, 2003.

/s/ ROBERT S. KAPITO Robert S. Kapito President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 24th day of September, 2003.

NAME	TITLE

/s/ ROBERT S. KAPITO Robert S. Kapito	Trustee, President and Chief Executive Officer
/s/ HENRY GABBAY Henry Gabbay	Treasurer and Principal Financial Officer
* Andrew F. Brimmer	Trustee
* Richard E. Cavanagh	Trustee
* Kent Dixon	Trustee
* Frank J. Fabozzi	Trustee
* James Clayburn La Force, Jr.	Trustee
* Walter F. Mondale	Trustee
* Ralph L. Schlosstein	Trustee
*By:	/s/ ROBERT S. KAPITO Robert S. Kapito Attorney-in-fact

Part C-6

INDEX TO EXHIBITS

EX99(d)	Form of Specimen Certificate.
EX99(e)	Dividend Reinvestment Plan.
EX99(g)	(1)Investment Management Agreement.
EX99(g)	(2)Sub-Investment Advisory Agreement.
EX99(h)	Form of Underwriting Agreement.
EX99(i)	Form of Deferred Compensation Plan for Independent Trustees.
EX99(n)	Consent of Independent Public Accountants.
EX99(p)	Initial Subscription Agreement.
EX99(r)(1)	Code of Ethics of Trust.
EX99(r)(2)	Code of Ethics of Advisor and Sub-Advisor
EX99(s)	Powers of Attorney.

QuickLinks

BLACKROCK FLORIDA MUNICIPAL 2020 TERM TRUST CROSS REFERENCE SHEET
  Prospectus summary
  Summary of Trust expenses
  The Trust
  Use of proceeds
  The Trust's investments
  Preferred Shares and leverage
  Risks
  How the Trust manages risk
  Management of the Trust
  Net asset value
  Distributions
  Dividend reinvestment plan
  Description of shares
  Certain provisions in the Agreement and Declaration of Trust
  Closed-end fund structure
  Repurchase of common shares
  Tax matters
  Underwriting
  Shareholder servicing agent, custodian and transfer agent
  Legal opinions
  Privacy principles of the Trust
BlackRock Florida Municipal 2020 Term Trust STATEMENT OF ADDITIONAL INFORMATION

USE OF PROCEEDS
INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT POLICIES AND TECHNIQUES
OTHER INVESTMENT POLICIES AND TECHNIQUES
MANAGEMENT OF THE TRUST
PORTFOLIO TRANSACTIONS AND BROKERAGE
DESCRIPTION OF SHARES
REPURCHASE OF COMMON SHARES
TAX MATTERS
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
EXPERTS
ADDITIONAL INFORMATION
INDEPENDENT AUDITORS' REPORT
BlackRock Florida Municipal 2020 Term Trust STATEMENT OF ASSETS AND LIABILITIES September 11, 2003
BlackRock Florida Municipal 2020 Term Trust STATEMENT OF OPERATIONS For the period August 20, 2002 (date of inception) to September 11, 2003
BlackRock Florida Municipal 2020 Term Trust STATEMENT OF CHANGES IN NET ASSETS For the period August 20, 2002 (date of inception) to September 11, 2003
NOTES TO FINANCIAL STATEMENTS
APPENDIX A
APPENDIX B TAXABLE EQUIVALENT YIELD TABLE
2003–2004 FEDERAL TAXABLE VS. TAX-FREE YIELDS
2003–2004 FLORIDA
TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
APPENDIX C GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS
APPENDIX D PROXY VOTING PROCEDURES
PROXY VOTING POLICY For BlackRock Advisors, Inc. and Its Affiliated Registered Investment Advisers
SECTION I ROUTINE MATTERS
Voting Recommendation
SECTION II NON-ROUTINE PROPOSALS
Voting Recommendation
Voting Recommendation
Voting Recommendation
SECTION III VOTING PROCESS
PART C Other Information
SIGNATURES
INDEX TO EXHIBITS